

<ARTICLE>                     5
<LEGEND>
     This schedule contains summary financial information extracted from the balance sheet of CNL Hospitality Properties, Inc. at March 31, 2000, and
     its statement of income for the three months then ended and is qualified in its entirety in its entirety by reference to the Form 10-Q of CNL
     Hospitality Properties, Inc. for the three months ended March 31, 2000.
</LEGEND>

<PERIOD-TYPE>                                  3-Mos
<FISCAL-YEAR-END>                              Dec-31-2000
<PERIOD-START>                                 Jan-01-2000
<PERIOD-END>                                   Mar-31-2000
<CASH>                                         142,143,157 <F1>
<SECURITIES>                                   0
<RECEIVABLES>                                  427,240
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F2>
<PP&E>                                         113,934,018
<DEPRECIATION>                                 2,484,663
<TOTAL-ASSETS>                                 309,122,011
<CURRENT-LIABILITIES>                          0<F2>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       338,733
<OTHER-SE>                                     291,692,861
<TOTAL-LIABILITY-AND-EQUITY>                   309,122,011
<SALES>                                        0
<TOTAL-REVENUES>                               5,581,157
<CGS>                                          0
<TOTAL-COSTS>                                  1,391,580
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             8,110
<INCOME-PRETAX>                                3,945,084
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            3,945,084
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   3,945,084
<EPS-BASIC>                                  0.13
<EPS-DILUTED>                                  0.12

<F1>Cash inscludes certificates of deposit and restricted cash totaling
    $5,000,000 and $409,538, respectively.
<F2>Due to the nature of this industry, CNL Hospitality Properties, Inc. has an unclassified balance sheet, therefore, no values are listed above for current assets and current liabilities.


